Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:
March 13, 2017	Bob Varettoni
908-559-6388 robert.a.varettoni@verizon.com

Verizon announces tender offers for 30 series of notes of Verizon and certain of its subsidiaries

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the commencement of 30 separate offers to purchase for cash (the “Offers”) any and all of the outstanding series of notes listed below (collectively, the “Notes”), on the terms and subject to the conditions set forth in the Offer to Purchase dated March 13, 2017 (the “Offer to Purchase” and, together with the accompanying letter of transmittal and notice of guaranteed delivery, the “Offer Documents”).

CUSIP(s)	Issuer	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)	Financing Condition Acceptance Priority Level
92343VAR5	Verizon Communications Inc.	8.950% Notes due 2039	$242,419,000	2.875% due 11/15/46	FIT1	180	$1,527.20	1
92344XAB5	Verizon New York Inc.	7.375% Debentures due 2032	$243,526,000	2.250% due 2/15/27	FIT1	220	$1,276.21	2
92344GAS5	Verizon Communications Inc.	7.750% Notes due 2032	$215,316,000	2.250% due 2/15/27	FIT1	210	$1,331.95	3
92343VBT0	Verizon Communications Inc.	6.550% Notes due 2043	$2,266,003,000	2.875% due 11/15/46	FIT1	180	$1,230.43	4
92343VBS2	Verizon Communications Inc.	6.400% Notes due 2033	$1,082,691,000	2.875% due 11/15/46	FIT1	140	$1,209.66	5
078167BA0	Verizon Pennsylvania LLC	8.750% Debentures due 2031	$53,232,000	2.250% due 2/15/27	FIT1	215	$1,416.62	6
252759AM7	Verizon Delaware LLC	8.625% Debentures due 2031	$10,391,000	2.250% due 2/15/27	FIT1	215	$1,406.95	7
165069AQ8	Verizon Maryland LLC	8.300% Debentures due 2031*	$23,566,000	2.250% due 2/15/27	FIT1	215	$1,369.28	8
078167AZ6	Verizon Pennsylvania LLC	8.350% Debentures due 2030	$47,631,000	2.250% due 2/15/27	FIT1	205	$1,375.13	9
165087AL1	Verizon Virginia LLC	8.375% Debentures due 2029	$18,620,000	2.250% due 2/15/27	FIT1	200	$1,359.00	10
165069AP0	Verizon Maryland LLC	8.000% Debentures due 2029*	$28,431,000	2.250% due 2/15/27	FIT1	200	$1,324.26	11
644239AY1	Verizon New England Inc.	7.875% Debentures due 2029*	$173,144,000	2.250% due 2/15/27	FIT1	200	$1,313.91	12
645767AW4	Verizon New Jersey Inc.	7.850% Debentures due 2029*	$86,262,000	2.250% due 2/15/27	FIT1	200	$1,311.53	13
650094CJ2	Verizon New York Inc.	6.500% Debentures due 2028	$71,654,000	2.250% due 2/15/27	FIT1	195	$1,170.16	14
07786DAA4	Verizon Pennsylvania LLC	6.000% Debentures due 2028	$68,495,000	2.250% due 2/15/27	FIT1	195	$1,132.46	15
92343VAU8	Verizon Communications Inc.	7.350% Notes due 2039	$185,926,000	2.875% due 11/15/46	FIT1	180	$1,315.67	16
92343VAP9	Verizon Communications Inc.	6.900% Notes due 2038	$269,719,000	2.875% due 11/15/46	FIT1	170	$1,264.77	17
92344GAM8/92344GAC0	Verizon Communications Inc.	7.750% Notes due 2030	$742,491,000	2.250% due 2/15/27	FIT1	160	$1,369.60	18
165087AN7	Verizon Virginia LLC	7.875% Debentures due 2022	$56,648,000	1.875% due 2/28/22	FIT1	120	$1,202.34	19
362320AT0	GTE LLC	8.750% Debentures due 2021*	$206,824,000	1.875% due 2/28/22	FIT1	110	$1,236.35	20
645767AY0	Verizon New Jersey Inc.	8.000% Debentures due 2022	$146,292,000	1.875% due 2/28/22	FIT1	120	$1,222.82	21
92344WAB7	Verizon Maryland LLC	5.125% Debentures due 2033	$179,209,000	2.875% due 11/15/46	FIT1	145	$1,056.58	22
92343VAK0	Verizon Communications Inc.	6.400% Notes due 2038	$515,425,000	2.875% due 11/15/46	FIT1	170	$1,198.46	23
362320BA0	GTE LLC	6.940% Debentures due 2028	$413,217,000	2.250% due 2/15/27	FIT1	140	$1,263.10	24
92343VAF1	Verizon Communications Inc.	6.250% Notes due 2037	$442,796,000	2.875% due 11/15/46	FIT1	165	$1,181.67	25

CUSIP(s)	Issuer	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)	Financing Condition Acceptance Priority Level
92344GAX4	Verizon Communications Inc.	5.850% Notes due 2035	$799,622,000	2.875% due 11/15/46	FIT1	150	$1,144.36	26
92343VAW4	Verizon Communications Inc.	6.000% Notes due 2041	$500,204,000	2.875% due 11/15/46	FIT1	180	$1,142.76	27
362320AZ6	GTE LLC	6.840% Debentures due 2018	$332,155,000	0.750% due 4/15/18	FIT4	40	$1,055.62	28
92343VAM6	Verizon Communications Inc.	6.100% Notes due 2018	$666,524,000	0.750% due 4/15/18	FIT4	40	$1,047.81	29
92343VAL8	Verizon Communications Inc.	5.500% Notes due 2018	$646,017,000	1.000% due 2/15/18	FIT3	30	$1,036.51	30

(1)	Payable in cash per each $1,000 principal amount of the specified series of Notes validly tendered and not validly withdrawn at or prior to the Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures and accepted for purchase, as further provided in the Offer to Purchase.

(2)	Hypothetical Total Consideration is based on the fixed spread for the applicable series of Notes to the yield of the Reference U.S. Treasury Security for that series as of 2:00 p.m. (Eastern time) on March 10, 2017. The information provided in the above table is for illustrative purposes only. Verizon makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the applicable Reference U.S. Treasury Security as of the applicable Price Determination Date (as defined below). The actual Total Consideration (as defined below) will be based on the fixed spread for the applicable series of Notes to the yield of the Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on the applicable Price Determination Date. The hypothetical Total Consideration excludes accrued and unpaid interest on the Notes accepted for purchase.
*	Denotes a series of Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through The Depository Trust Company (“DTC”). Such Certificated Notes may only be tendered in accordance with the terms and conditions of the accompanying letter of transmittal.

The Offers will expire at 5:00 p.m. (Eastern time) on March 17, 2017 (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Expiration Date”). Notes tendered may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on March 17, 2017 (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Withdrawal Date”), but not thereafter. The “Settlement Date” with respect to an Offer will be promptly following the Expiration Date and is expected to be March 20, 2017. The “Guaranteed Delivery Settlement Date” with respect to Notes validly tendered pursuant to the guaranteed delivery procedures after the Expiration Date and at or prior to the guaranteed delivery date and accepted for purchase will be promptly following the guaranteed delivery date and is expected to be March 22, 2017.

Upon the terms and subject to the conditions set forth in the Offer Documents, the consideration for each $1,000 principal amount of each series of Notes validly tendered at or prior to the Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures, and accepted for purchase (the “Total Consideration”), will be payable in cash and will be equal to the price, determined in accordance with standard market practice, as described in the Offer to Purchase, that equates to a yield to maturity equal to the applicable fixed spread specified for each such series of Notes over the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the above table at 11:00 a.m. (Eastern time) on March 17, 2017 (such time and date, as the same may be extended with respect to such Offer, the “Price Determination Date”). Verizon will announce the applicable Total Consideration for each series of Notes as soon as practicable after they are determined by the lead dealer managers on the Price Determination Date.

In addition to the applicable Total Consideration, holders whose Notes are accepted for purchase will be paid accrued and unpaid interest on such Notes to, but not including, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Notes accepted, including those tendered through the guaranteed delivery procedures.

Verizon’s obligation to accept Notes tendered in the Offers is subject to the satisfaction of certain conditions described in the Offer to Purchase, including the Financing Condition (as defined below). Verizon reserves the right, subject to applicable law, to waive any and all conditions to any Offer.

Verizon’s obligation to accept and pay for any validly tendered Notes in any Offer is conditioned on the successful completion, prior to the Expiration Date, of a contemporaneous offering by Verizon of notes with stated maturities occurring after January 1, 2037 (the “New Offering”) on terms and conditions satisfactory to Verizon, including, but not limited to, with respect to each series of Notes, the amount of gross proceeds raised in the New Offering being sufficient to fund the aggregate Total Consideration and accrued and unpaid interest of all Notes of such series (after funding the aggregate Total Consideration and accrued and unpaid interest of all validly tendered and not validly withdrawn Notes of each series having a higher “Acceptance Priority Level” as set forth in the table above (with 1 being the highest Acceptance Priority Level)) tendered in the applicable Offer (the “Financing Condition”). If the Financing Condition is not satisfied due to a shortfall in gross proceeds from the New Offering, then Verizon will accept for purchase all Notes of each series tendered in accordance with the applicable Acceptance Priority Level so long as the amount of gross proceeds from the New Offering is equal to or greater than the aggregate Total Consideration and accrued and unpaid interest for all tendered Notes of such series and each series having a higher Acceptance Priority Level as further provided in the Offer to Purchase.

Verizon has retained Barclays Capital Inc., BofA Merrill Lynch, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC to act as lead dealer managers (together, the “Lead Dealer Managers”) for the Offers and Deutsche Bank Securities Inc., Loop Capital Markets LLC, Mizuho Securities USA Inc., MUFG Securities Americas Inc. and UBS Securities LLC to act as the Co-Dealer Managers in connection with the Offers. Questions regarding terms and conditions of the Offers should be directed to Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect), BofA Merrill Lynch at (888) 292-0070 (toll-free) or (980) 387-3907 (collect), Morgan Stanley & Co. LLC at (800) 624-1808 (toll-free) or (212) 761-1057 (collect), or RBC Capital Markets, LLC at (877) 381-2099 (toll-free) or (212) 618-7822 (collect).

Global Bondholder Services Corporation will act as the Information Agent and the Tender Agent for the Offers. Questions or requests for assistance related to the Offers or for additional copies of the Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers. The Offer Documents can be accessed at the following link http://www.gbsc-usa.com/Verizon/.

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If Verizon terminates any Offer with respect to one or more series of Notes, it will give prompt notice to the Tender Agent, and all Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Notes blocked in DTC will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or

(in the circumstances in which revocation is permitted) revoke their instruction to participate in the Offers before the deadlines specified herein and in the Offer Documents. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offer Documents.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes. The Offers are being made solely pursuant to the Offer Documents. The Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Verizon has filed a registration statement on Form S-3 (including a prospectus) with the SEC for the New Offering. Interested parties should read the prospectus in that registration statement, the preliminary prospectus supplement for the New Offering and the other documents that Verizon has filed with the SEC that are incorporated by reference into the preliminary prospectus supplement for more complete information about Verizon and the New Offering. These documents are available at no charge by visiting EDGAR on the SEC website at www.sec.gov.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Offering is only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire notes in the New Offering will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the preliminary prospectus supplement to the New Offering or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.